EV Classic Senior Floating-Rate Fund


                         Supplement to Prospectus dated
                    February 21, 1997, as revised May 1, 1997



         Effective today, Authorized Firms will be compensated at the rate of .75% of the dollar amount of the shares being purchased, consisting of .60% of sales commission and .15% of service fee (for the first year's services). No compensation is paid for exchanges from another Eaton Vance fund, and exchanges will be refused if shares in such other fund (and any prior Eaton Vance funds) have been held for less than 30 days.





June 1, 1997                                                             C-SFRPS